SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

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Forest Laboratories, Inc.
(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Dr. Alexander J. Denner

Dr. Richard Mulligan

Professor Lucian A. Bebchuk

Dr. Eric J. Ende

Mayu Sris

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II L.P.

Icahn Partners Master Fund III L.P.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital L.P.

IPH GP LLC

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Icahn Enterprises G.P. Inc.

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ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLL–FREE: (800) 697–6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269–5550.

Icahn Response to ISS

July 2011

Summary Overview

•We enjoyed meeting with ISS to discuss the current situation at Forest Laboratories and our ability to help the company navigate imminent challenges by electing Denner, Mulligan, Bebchuk and Ende to the board of directors

•This presentation is in response to your request for additional material regarding Bebchuk and Ende’s relevant experiences and abilities to contribute in distinct ways to the challenges Forest Labs faces

Bebchuk’s background and experiences make him uniquely qualified to contribute at Forest

Issue at Forest Labs

Lack of adequate succession plan

Nomination processes produced board lacking objectivity and independence

Lead director not independent by ISS standards and lacks sufficient power Myriad legal and regulatory issues with multiple US government authorities

Flawed pay arrangements, allowing the CEO and two other top executives to unwind equity incentives quickly and failing to tie bonus compensation to performance

Potential Solution

Place Bebchuk on Nominating and Governance Committee (currently has vacancy) to help the adoption of a succession plan, improve nomination processes, and strengthen role for the lead director

Place Bebchuk on the Board Compliance Committee to help the board’s oversight of the company’s handling of the legal/regulatory issues and its development of a company-wide Risk Management Program

Place Bebchuk on

Compensation Committee (currently has vacancy) to contribute to improved design of pay arrangements that would place adequate limits on unwinding equity incentives and tie pay to performance

Relevant Experience

• Heads the Harvard Law School Program on Corporate Governance

• Renowned authority on governance provisions and processes, advised publicly traded firms and law firms

• Member of Corporate Governance, Nomination and Remuneration Committee at Norilsk Nickel

• Legal expertise as a Harvard Law School professor

• Prepared a report for Pfizer’s independent directors evaluating the directors’ compliance-related choices during a six-year period

• Bebchuk served as adviser to compensation czar Kenneth Feinberg in overseeing re-design of pay arrangements at major US firms

• A leading authority on compensation design, has done substantial work on how to tie pay to performance and to provide executives with incentives to focus on long-term value creation (see, e.g., “Paying for Long-Term Performance”. University of Pennsylvania Law Review, 2010 (with Fried))

Ende will add value to Forest Labs, building upon highly relevant experience at Genzyme

Issue at Forest Labs

Entrenched board of directors

lacking independence

Negative operating leverage

due to looming patent expirations

Myriad legal and regulatory issues with multiple US government authorities

Lack of focus in therapeutic areas

Unproven business development efforts

Potential Solution Hold Forest Labs management and board accountable and push for cultural change Evaluate Forest Labs for areas of potential cost reduction and/or reallocation of spending Initiation and proper execution of comprehensive company-wide Risk Management Program Evaluate each business unit for potential divestiture or spin-off and re-allocation of resulting capital to retained units Independent analysis of all potential in-licensing and acquisition candidates to only move forward on deals with a strongly positive anticipated ROI

Relevant GENZ Experience

• Board contained many long-standing directors (up to 27 years of service)

• Ende worked constructively and objectively to gain trust, which enabled delivery of independent views incorporated into decision making

• Helped re-focus Board on fiduciary responsibilities to shareholders

• Audit Committee member Ende oversaw $350M of cost reduction initiatives including 1,000 person RIF

• Risk Oversight Committee member Ende oversaw initiation and implementation of comprehensive risk management program based on industry best practices

• Ende helped evaluate each of 7 business units for potential divestiture or spin-off, eventually divesting three business units with cash reallocated towards share buybacks

• Ende evaluated ROIC of many product in-licensings and company acquisitions across multiple disease areas and provided objective and independent views

Ende’s experience as a research analyst and medical doctor will also help him add value

• Ende worked as a senior biotechnology and specialty pharma research analyst at Merrill Lynch, Bank of America and Lehman Brothers for 11 years

• During that time, Ende analyzed hundreds of companies on several dimensions:

- Financial statements - Corporate governance

- Operating leverage - Clinical data

- Drug markets - Competitive landscape

- Acquisitions and divestitures - Licensing opportunities

• Ende understands what factors and decisions drive shareholder returns

• Ende’s experience as a medical doctor helps him understand the physician decision-making process with implications for commercialization efforts

Ende’s experiences as a Genzyme director, research analyst and medical doctor make him eminently qualified to serve on the Forest Labs board

Forest Labs will benefit from all Icahn nominees serving as directors

•Bebchuk’s experiences as a Harvard Law School Professor and Norilsk Nickel director qualify him to improve Forest Labs’ corporate governance and remedy relationships with government and regulatory authorities

•Ende’s experiences as a Genzyme director, research analyst and medical doctor will allow him to provide unique insight into value creation as Forest Labs deals with significant challenges

We would greatly appreciate your support of Denner, Mulligan, Bebchuk and Ende’s candidacies for the benefit of all Forest Labs shareholders